NATIXIS U.S. DIVERSIFIED PORTFOLIO

Supplement dated November 26, 2008, to the Statement of Additional Information – Part II, dated

May 1, 2008, as may be revised and supplemented from time to time

Effective immediately, Thomas Burke no longer serves as portfolio manager of the BlackRock segment of Natixis U.S. Diversified Portfolio (the “Fund”). Edward P. Dowd and Jeffrey R. Lindsey now serve as co-portfolio managers of the BlackRock segment of the Fund. The following information supplements the sub-section “Portfolio Managers’ Management of Other Accounts” within the section “Portfolio Management Information.”

The following table provides information relating to other accounts managed by Edward P. Dowd and Jeffrey R. Lindsey as of November 18, 2008:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Edward P. Dowd (BlackRock)	10	$3.55 Billion	0	$0	3	$114 Million	0	$0	9	$1.07 Billion	1	$108.4 Million
Jeffrey R. Lindsey (BlackRock)	10	$3.55 Billion	0	$0	3	$114 Million	0	$0	9	$1.07 Billion	1	$108.4 Million

The following table sets forth the dollar range* of equity securities of the Fund beneficially owned by Edward P. Dowd and Jeffrey R. Lindsey as of November 18, 2008:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested
Edward P. Dowd	Natixis U.S. Diversified Portfolio	A
Jeffrey R. Lindsey	Natixis U.S. Diversified Portfolio	A

* A. None B. $1–10,000 C. $10,001–$50,000 D. $50,001–$100,000	E. $100,001–$500,000 F. $500,001–$1,000,000 G. over $1,000,000